SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                November 18, 2002
                       (Date of earliest event reported)




                               Moore Medical Corp.
             (Exact name of registrant as specified in its charter)



            Delaware                      1-8903               22-1897821
--------------------------------------------------------------------------------
  (State or other jurisdiction       (Commission File       (I.R.S. Employer
       of incorporation)                 Number)          Identification No.)



 389 John Downey Drive, P.O. Box 1500, New Britain, CT            06050
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



               Registrant's telephone number, including area code
                                 (860) 826-3600




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS


      A copy of Moore Medical Corp.'s press release, dated November 18, 2002, is attached hereto and also incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:     The following documents are filed as exhibits to this
                        report:

      99.1              Press Release of Moore Medical Corp., dated
                        November 18, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Moore Medical Corp.


Date:  November 18, 2002                 /s/  Linda M. Autore
                                         -------------------------------------
                                         Linda M. Autore
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX

      99.1        Press Release of Moore Medical Corp., dated November 18, 2002.